THIRD AMENDMENT TO
REVOLVING CREDIT AND TERM LOAN AGREEMENT
THIS THIRD AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of September 2, 2015 (this “Amendment”), is made by and among LIBERTY TAX, INC., a Delaware corporation, formerly known as JTH HOLDING, INC., a Delaware corporation (the “Borrower”), SUNTRUST BANK, in its capacity as administrative agent (the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement defined below) and as issuing bank (the “Issuing Bank”) and swingline lender (the “Swingline Lender”), the Lenders party hereto, JTH TAX, INC., a Delaware corporation (“JTH”), LTS PROPERTIES, LLC, a Virginia limited liability company (“Properties”), LTS SOFTWARE INC., a Virginia corporation (“Software”), WEFILE INC., a Virginia corporation (“Wefile”), JTH FINANCIAL, LLC, a Virginia limited liability company (“JTH Financial”), JTH PROPERTIES 1632, LLC, a Virginia limited liability company (“1632”), SIEMPRETAX LLC, a Virginia limited liability company, formerly known as HISPANIC TAX, LLC, a Virginia limited liability company (“Siempretax”), JTH TAX OFFICE PROPERTIES, LLC, a Virginia limited liability company (“JTH Office”), ACA HEALTHQUEST, LLC, a Virginia limited liability company (“ACA Healthquest”), JTH NEW VENTURES, LLC, a Virginia limited liability company (“JTH New Ventures”), UNIFIED PARTNERS, LLC, a Virginia limited liability company (“Unified”), JTH COURT PLAZA, LLC, a Virginia limited liability company (“JTH Court Plaza”), and JTH PUBLISHING, LLC, a Virginia limited liability company (“JTH Publishing,” and together with JTH, Properties, Software, Wefile, JTH Financial, 1632, Siempretax, JTH Office, ACA Healthquest, JTH New Ventures, Unified and JTH Court Plaza, collectively, the “Subsidiary Loan Parties,” and together with the Borrower, collectively, the “Loan Parties,” and individually, a “Loan Party”).
RECITALS:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Revolving Credit and Term Loan Agreement, dated as of April 30, 2012, as amended by the Waiver and Amendment to Revolving Credit and Term Loan Agreement, dated as of December 19, 2012, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Supplement and Joinder Agreement, dated as of December 28, 2012, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Waiver to Revolving Credit and Term Loan Agreement, dated as of March 8, 2013, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Standstill Agreement dated as of August 6, 2013, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Waiver to Revolving Credit and Term Loan Agreement dated as of August 29, 2013, by and among Borrower, the other Loan Parties party thereto, certain of the Lenders, and the Administrative Agent, as amended by the Second Amendment to Revolving Credit and Term Loan Agreement dated as of October 3, 2014, by and among Borrower, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent, as amended by the Supplement and Joinder Agreement, dated as of October 3, 2014, by and among the Borrower, the other Loan Parties, the Lenders party thereto and the Administrative Agent (as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms defined in the Credit Agreement and undefined herein shall have the same defined meanings when such terms are used in this Amendment;
WHEREAS the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement; and
WHEREAS, the Administrative Agent and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend certain provisions of the Credit Agreement as herein provided.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
1.Incorporation of Recitals. The foregoing recitals to this Amendment are incorporated in and made a part of this Amendment to the same extent and the same effect as if fully set forth herein.
2.    Amendments to the Credit Agreement. The Loan Parties, the Administrative Agent and the Lenders agree that the Credit Agreement is amended as follows:
(a)    Clause (iii) of the first sentence of the definition of “Consolidated Fixed Charges” set forth in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:
and (iii) Restricted Payments paid during such period, other than, without duplication and without any clause limiting the effect of any other clause, (x) intercompany dividends and distributions by and among the Borrower and the Subsidiaries, (y) repurchases of Capital Stock and dividends made and used for the purposes of repurchases of Capital Stock, in each case, permitted by this Agreement and (z) cash dividends made by the Borrower to its shareholders on at least a pro rata basis with any other shareholders, in each case, permitted by this Agreement.
(b)    Clause (iv) of Section 7.5 of the Credit Agreement is amended to read in its entirety as follows:
and (iv) cash dividends and distributions paid on the common stock of the Borrower; provided, for the purpose of this clause (iv) that no Default or Event of Default has occurred and is continuing at the time such dividend or distribution is paid nor would occur after giving effect thereto.
(c)    Except as specifically modified by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed by the parties hereto and remain in full force and effect.
(d)    Each of the Borrower, the other Loan Parties, the Administrative Agent and each Lender agrees that, as of and after the Third Amendment Effective Date (as hereinafter defined), each reference in the Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby.
3.    Conditions to Effectiveness of this Amendment. This Amendment and the amendments contained herein shall become effective on the date (the “Third Amendment Effective Date”) when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Administrative Agent:
(a)    The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders party hereto.
(b)    No event shall have occurred and be continuing that constitutes an Event of Default, or that would constitute an Event of Default but for the requirement that notice be given or that a period of time elapse, or both.
(c)    All representations and warranties of the Borrower contained in the Credit Agreement, and all representations and warranties of each other Loan Party in each Loan Document to which it is a party, shall be true and correct in all material respects (or, if qualified by materiality, in all respects) at the Third Amendment Effective Date as if made on and as of such Third Amendment Effective Date, except that (a) any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents and (b) each other representation or warranty expressly stated to be made as of the Closing Date shall not be deemed to have been repeated as of any date other than the Closing Date.
(d)    The Borrower shall have delivered to the Administrative Agent (1) certified copies of evidence of all corporate and company actions taken by the Borrower and the other Loan Parties to authorize the execution and delivery of this Amendment, (2) certified copies of any amendments to the articles or certificate of incorporation, formation or organization, bylaws, partnership certificate or operating agreement of the Borrower and each other Loan Party since the date of the Credit Agreement or, as applicable, the joinder of a Loan Party to the Loan Documents, (3) a certificate of incumbency for the officers or other authorized agents, members or partners of the Borrower and each other Loan Party executing this Amendment and the other Loan Documents related hereto and (4) such additional supporting documents as the Administrative Agent or counsel for the Administrative Agent reasonably may request.
(e)    Intentionally deleted.
(f)    Intentionally deleted.
(g)    All documents delivered pursuant to this Amendment must be of form and substance satisfactory to the Administrative Agent and its counsel, and all legal matters incident to this Amendment must be satisfactory to the Administrative Agent’s counsel.
(h)    Payment by the Borrower in immediately available funds of the fees and expenses required to be paid by Section 11 of this Amendment.
(i)    Intentionally deleted.
4.    Amendment Only; No Novation; Modification of Loan Documents. Each of the Borrower and each other Loan Party acknowledges and agrees that this Amendment only amends the terms of the Credit Agreement and the other Loan Documents and does not constitute a novation, and each of the Borrower and each other Loan Party ratifies and confirms the terms and provisions of, and its obligations under, the Credit Agreement and the other Loan Documents in all respects. Each of the Borrower and each other Loan Party acknowledges and agrees that each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document as amended by this Amendment. To the extent of a conflict between the terms of any Loan Document and the terms of this Amendment, the terms of this Amendment shall control.
5.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns.
6.    No Further Amendments. Nothing in this Amendment or any prior amendment to the Loan Documents shall require the Administrative Agent or any Lender to grant any further amendments to the terms of the Loan Documents. Each of the Borrower and each other Loan Party acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.
7.    Representations and Warranties. Each of the Borrower and each other Loan Party represents and warrants that this Amendment has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its board of directors or comparable managing body. All other representations and warranties made by the Borrower and each other Loan Party in the Loan Documents are incorporated by reference in this Amendment and are deemed to have been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that (a) any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents and (b) each other representation or warranty expressly stated to be made as of the Closing Date shall not be deemed to have been repeated as of any date other than the Closing Date. Each of the Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Lenders and the Issuing Bank that, after giving effect to the terms of this Amendment, no Default has occurred and been continuing.
8.    No Implied Waivers. Each of the Borrower and each other Loan Party acknowledges and agrees that the amendments contained herein shall not constitute a waiver, express or implied, of any Default, Event of Default, covenant, term or provision of the Credit Agreement or any of the other Loan Documents, nor shall they create any obligation, express or implied, on the part of the Administrative Agent or any other Lender to waive, or to consent to any amendment of, any existing or future Default, Event of Default or violation of any covenant, term or provision of the Credit Agreement or any of the other Loan Documents. The Administrative Agent and the Lenders shall be entitled to require strict compliance by the Borrower and the other Loan Parties with the Credit Agreement and each of the other Loan Documents, and nothing herein shall be deemed to establish a course of action or a course of dealing with respect to requests by the Borrower or any other Loan Party for waivers or amendments of any Default, Event of Default, covenant, term or provision of the Credit Agreement or any of the other Loan Documents.
9.    Confirmation of Lien. Each of the Borrower and each other Loan Party hereby acknowledges and agrees that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Credit Agreement and the other Loan Documents and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or conveyance effected by the Loans or the priority thereof over other liens, charges, encumbrances or conveyances.
10.    Ratification. The terms of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are ratified and affirmed by the Borrower and each other Loan Party.
11.    Fees and Expenses. The Borrower agrees to pay all out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the preparation and administration of this Amendment.
12.    Severability. Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
13.    Governing Law. This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the Commonwealth of Virginia. THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF VIRGINIA.
14.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.
15.    Intentionally Deleted.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized representatives all as of the day and year first above written.
BORROWER:
LIBERTY TAX, INC., a Delaware corporation, formerly known as JTH HOLDING, INC., a Delaware corporation
By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

SUBSIDIARY LOAN PARTIES:
JTH TAX, INC., a Delaware corporation
By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

LTS PROPERTIES, LLC, a Virginia limited liability company

By:    JTH TAX, INC., its Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

LTS SOFTWARE INC., a Virginia corporation

By:    /s/ Kathleen Curry
Name:    Kathleen Curry
Title:    President

WEFILE INC., a Virginia corporation

By:    /s/ Kathleen Curry
Name:    Kathleen Curry
Title:    President

JTH FINANCIAL, LLC, a Virginia limited liability company

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

JTH PROPERTIES 1632, LLC, a Virginia limited liability company

By:    JTH FINANCIAL, LLC, a Virginia limited liability company, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

SIEMPRETAX LLC, a Virginia limited liability company, formerly known as HISPANIC TAX, LLC, a Virginia limited liability company

By:    LIBERTY TAX, INC., a Delaware corporation, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

JTH TAX OFFICE PROPERTIES, LLC, a Virginia limited liability company

By:    LIBERTY TAX, INC., a Delaware corporation, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

ACA HEALTHQUEST, LLC, a Virginia limited liability company

By:    LIBERTY TAX, INC., a Delaware corporation, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

JTH NEW VENTURES, LLC, a Virginia limited liability company

By:    JTH FINANCIAL, LLC, a Virginia limited liability company, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

UNIFIED PARTNERS, LLC, a Virginia limited liability company

By:    ACA HEALTHQUEST, LLC, a Virginia limited liability company, Manager

By:    LIBERTY TAX, INC., a Delaware corporation, Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

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JTH COURT PLAZA, LLC, a Virginia limited liability company

By:    JTH TAX, INC., its Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

JTH PUBLISHING, LLC, a Virginia limited liability company

By:    JTH TAX, INC., its Manager

By:    /s/ Kathleen E. Donovan
Name:    Kathleen E. Donovan
Title:    Chief Financial Officer

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ADMINISTRATIVE AGENT:

SUNTRUST BANK
as Administrative Agent, as Issuing Bank and as Swingline Lender
By:    /s/ David Bennett
Name:    David Bennett
Title:    Director

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LENDERS:

SUNTRUST BANK, as Lender

By:    /s/ David Bennett
Name:    David Bennett
Title:    Director

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CITIZENS BANK OF PENNSYLVANIA, as Lender
By:    /s/ Tracy Van Riper
Name:    Tracy Van Riper
Title:    Senior Vice President

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BANK OF AMERICA, N.A., as Lender
By:    /s/ Peter Strauss
Name:    Peter Strauss
Title:    Senior Vice President

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BRANCH BANKING AND TRUST COMPANY, as Lender
By:    /s/ Jack M. Frost
Name:    Jack M. Frost
Title:    Senior Vice President

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Lender
By:    /s/ Keith A. Sherman
Name:    Keith A. Sherman
Title:    Senior Vice President

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BMO HARRIS FINANCING, INC., as Lender
By:    /s/ Joan Spiotto Murphy
Name:    Joan Spiotto Murphy
Title:    Director

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FIFTH THIRD BANK, as Lender
By:    /s/ Robert Y. Bennett
Name:    Robert Y. Bennett
Title:    Senior Vice President

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SYNOVUS BANK, as Lender
By:    /s/ Matthew McKee
Name:    Mathew McKee
Title:    Corporate Banker

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U.S. BANK NATIONAL ASSOCIATION, as Lender
By:    /s/ Michael Gloviak
Name:    Michael Gloviak
Title:    Assistant Vice President

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